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                                                                      EXHIBIT 23


                                    Consent
                                    -------


     We hereby consent to use in this Annual Report on Form 10-KSB of Eufaula BancCorp, Inc. of our opinion dated February 4, 2000, accompanying the financial statements and to the incorporation by reference of such opinion and statements in the Registration Statement on Form S-8, Registration No. 333-81545.

     March 28, 2000.


                                        /s/ Mauldin & Jenkins, LLC
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                                        Mauldin & Jenkins, LLC